UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 12, 2021

GEMINI THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39438	85-1612845
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 One Kendall Square, 3rd Floor Cambridge, MA	02139
(Address of principal executive offices)	(Zip Code)

(617) 401-4400

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common stock, par value $0.0001 per share	GMTX	The Nasdaq Global Market

☒     Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐     If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 7.01 Regulation FD Disclosure

On November 12, 2021, Gemini Therapeutics, Inc. (the “Company”) issued a press release entitled “Gemini Therapeutics Announces Poster Presentation at AAO 2021.”

The information in this Item 7.01, including Exhibit 99.1 to this Current Report on Form 8-K, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.

Item 8.01 Other Events.

On November 12, 2021, the Company announced that newly available safety data from its Phase 2a ReGAtta study of GEM103 in patients with geographic atrophy (“GA”) secondary to dry age-related macular degeneration (“AMD”) is being presented at the American Academy of Ophthalmology (AAO). ReGAtta is a dose escalation trial of GEM103, which is intravitreally administered recombinant human complement factor H (“CFH”), in dry AMD patients.

In summary, based on newly available data that updates the May 2021 initial data from the Company’s ongoing ReGAtta Phase 2a study of GEM103, GEM103 continues to be generally well-tolerated:

•

Through 510 intravitreal administrations of GEM 103, no ocular serious adverse events related to study drug reported, no ocular adverse events leading to study discontinuation, and no anti-GEM103 antibodies detected in plasma.

•

17 patients (27.4%) experienced mild to moderate ocular adverse events in the study eye including two (2) intraocular inflammation adverse events. Inflammation was mild or moderate and the patients recovered without recurrence and no study drug interruption. The moderate case was unrelated to GEM103 and the patient had a history of autoimmune disease.

•

No increased risk observed for Choroidal Neovascularization (CNV). Two (2) adverse events of neovascular AMD in the study eye occurred; in both cases, there were no definitive evidence of CNV by independent reading center’s analysis of the retinal imaging. These events were determined to be unrelated to GEM103 and there was no impact on vision.

Gemini’s Forward-Looking Statements

Certain statements in this press release and the information incorporated herein by reference may constitute “forward-looking statements” for purposes of the federal securities laws. Our forward-looking statements include, but are not limited to, statements regarding our or our management team’s expectations, hopes, beliefs, intentions or strategies regarding the future, including those relating to the timing of and costs associated with our restructuring, and the benefits we expect to receive from the restructuring, the success, cost and timing of our product development activities and clinical trials, whether such data, when final, will be consistent with interim reported data, the timing to commence future clinical trials, the potential attributes and benefits of our product candidates, including GEM103, the reliability of the interim or final results of studies relating to safety and possible adverse effects, including serious adverse events, resulting from the administration of our product candidates, our ability to obtain and maintain regulatory approval for our product candidates, our projected cash runway and our ability to obtain funding for our operations when needed. Forward-looking statements include statements relating to our management team’s expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “will,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements are based on current expectations and beliefs concerning future developments and their potential effects. There can be no assurance that future developments affecting us will be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described under the heading “Risk Factors” in the Gemini’s most recent Annual Report on Form 10-K filed with the SEC, as well as discussions of potential risks, uncertainties, and other important factors included in any of our future filings with the SEC. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. Some of these risks and uncertainties may in the future be amplified by the ongoing COVID-19 pandemic and there may be additional risks that we consider immaterial or which are unknown. It is not possible to predict or identify all such risks. Our forward-looking statements only speak as of the date they are made, and we do not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release by Gemini Therapeutics, Inc., dated November 12, 2021

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gemini Therapeutics, Inc.

By:	/s/ Brian Piekos
Name: Brian Piekos
Title: Chief Financial Officer

Dated: November 12, 2021